Dear Fellow Shareholder,

         We are pleased to present the first annual report for the SMT Fund for the year ending May 31, 1999.

         Moderate but consistent growth, low inflation and better than expected corporate earnings provided a positive environment for U.S. stock investors. These factors, along with significant flows of cash into equity mutual funds, helped the unmanaged S&P 500 Index post a 18.91% gain during the reporting period compared to 33.14% for the SMT Fund.

         With longer-term indicators pointing to an overvalued market, the SMT Fund will continue to keep a tight rein on the periods it invests in equities and always remain prepared to quickly move into cash when our short-term system turns bearish.

         If you have any questions, please call us at 1-877-SMT-FUND. We look forward to serving your investment needs for many years to come.

Sincerely,



Craig M. Pauly
President

________________________________________________________________________________

                         GROWTH OF A $10,000 INVESTMENT

[Graph comparing the growth of a $10,000 investment in the Fund to the growth of a $10,000 investment in the S&P 500 for the period from 6/5/98 through 5/31/99]
________________________________________________________________________________

                          Total Return for the Period
                            From Inception (6/5/98)
                                   to 5/31/99


                              The SMT Fund 33.14%
                                 S&P 500 18.91%

              Past performance does not predict future performance
            The value of your shares may fluctuate and be worth more
          or less than their original cost at the time of redemption.

SMT FUND
--------
SCHEDULE OF INVESTMENTS
-----------------------
As of May 31, 1999


                                        Number        Market
                                      of Shares       Value
                                      -----------   ----------

Common Stocks - 95.89%
----------------------
Airlines - 7.40%
     Delta Airlines                    $10,900      $625,388
     UAL Corporation *                   8,900       598,525

Banks - 3.73%
     Bank One Corporation               10,900       616,537

Communication - 7.92%
     MCI Worldcom Inc. *                 7,300       630,537
     Qwest Communication *              16,000       679,000

Computer Equipment/Service - 11.72%
     America Online Inc. *               5,300       632,687
     Lucent Technology                  10,900       619,937
     Tellabs Inc. *                     11,700       684,450

Computer Systems - 15.13%
     Cisco Systems, Inc. *               5,800       631,475
     Hewlett-Packard Co.                 6,700       631,894
     International Business Machine      5,300       616,456
     Sun Microsystems *                 10,400       621,400

Conglomerate - 3.75%
     General Electric                    6,100       620,294

Discount/Brokerage Service  - 7.72%
     Charles Schwab                      6,100       645,456
     Donaldson Lufkin & Jenrette Inc.    9,400       629,800



                        *Non-income producing securities.

                                         Number     Market
                                        of Shares   Value
                                        ---------   -----


Drugs & Health Care - 7.78%
     Lilly Eli & Company                 9,300       664,369
     Merck & Company, Inc.               9,200       621,000

Financial Services - 15.69%
     Citigroup Inc.                      9,700      $642,625
     American Express Co.                5,300       642,294
     Equitable Companies Inc.            9,300       652,744
     Morgan Stanley, Dean Witter
     & Co.                               6,800       656,200

Semiconductors - 11.35%
     Applied Materials *                11,400       626,287
     Intel Corporation                  11,800       637,938
     Texas Instruments                   5,600       612,500

Telecommunications - 3.70%
     Nokia Corporation                   8,600       610,600


Total Common Stocks                             $ 15,850,393
                                                  ----------
     (cost $15,792,247)

Money Market- 100.03 %
----------------------
Firstar Bank Treasury Fund
Total Money  Market                            $ 16,534,954
                                                -----------
     (cost $16,534,954)

Total Investments -195.92%
----------------------------
     (Identified cost $32,327,201)              $32,385,347
                                                -----------

Other Assets and Liabilities, Net - (95.92)%    (15,855,357)
--------------------------------------------    ------------

Net Assets - 100%                              $ 16,529,990
                                               ============


The accompanying notes are an integral part of these financial statements.

SMT FUND
--------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
As of May 31, 1999


ASSETS

     Investments, at value (cost $32,327,201) ................      $ 32,385,347
     Receivable interest......................................            36,907
     Receivable dividend......................................             2,171
     Receivable for shares of beneficial interest sold .......           107,146
     Receivable for investments sold..........................        16,329,254
     Deferred organization costs .............................            35,212
                                                                        --------
     Total assets ............................................        48,896,037

LIABILITIES

     Payable for investments purchased........................        32,249,667
     Payable for commissions due..............................            23,744
     Payable  for shares purchased............................            30,000
     Accrued management fees..................................            61,309
     Accrued other fees.......................................             1,327
                                                                      ----------
     Total liabilities .......................................        32,366,047

NET ASSETS ...................................................    $   16,529,990
                                                                    ============

Net assets consist of:
     Paid-in capital .........................................        14,701,857
     Net unrealized appreciation  in value of investments.....            58,146
     Accumulated undistributed net realized gain on investments        1,769,987
                                                                     -----------
     Net assets ..............................................     $  16,529,990
                                                                     ===========

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized).............................         1,349,619

Net asset value, offering
     and redemption price per share ..........................           $ 12.25

  The accompanying notes are an integral part of these financial statements.

SMT FUND
--------
STATEMENT OF OPERATIONS
-----------------------
For the period June 5, 1998 (commencement of investment operations) to May 31, 1999


INVESTMENT INCOME
Income:
     Interest ................................................       $   319,240
     Dividends ...............................................            12,749
                                                                         -------
          Total net income ...................................           331,989
                                                                         -------

Expenses:
     Management fees expense..................................           539,107
     Trustee fee expense .....................................             3,245
     Organization expense.....................................             8,207
                                                                          ------
         Total expenses.......................................           550,559
Less: Expense reimbursement from manager......................           (7,131)
                                                                        --------
         Total net expenses...................................           543,428
                                                                        --------

NET INVESTMENT INCOME (LOSS)..................................         (211,439)
                                                                       ---------

REALIZED AND UNREALIZED GAIN(LOSS)
      ON INVESTMENTS
     Net realized gain on investments.........................         2,961,344
     Change in unrealized appreciation of investments ........            58,146
                                                                          ------
INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................     $   2,808,051
                                                                    ============


 The accompanying notes are an integral part of these financial statements.

SMT FUND
--------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
For the period June 5, 1998 (commencement of investment operations) to May 31, 1999


INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income ...................................       $ (211,439)
     Net change in unrealized appreciation  of investments.....           58,146
     Net realized gain on investments ........................         2,961,344
                                                                       ---------
     Increase in net assets resulting from operations ........         2,808,051
                                                                       ---------
Dividends and distributions to shareholders from:
     Net realized gains ......................................         (979,918)
                                                                       ---------
Total increase  ..............................................         1,828,133

Capital share transactions:
     Proceeds from shares sold ...............................        15,962,586
     Dividend reinvested......................................           979,918
     Cost of shares redeemed..................................       (2,240,647)
                                                                     -----------
     Increase in net assets resulting from capital share transactions 14,701,857
                                                                      ----------
TOTAL INCREASE IN NET ASSETS..................................        16,529,990


NET ASSETS:
     Beginning of period .....................................           ---
     End of period (including accumulated undistributed net
          investment income $0) .............................       $ 16,529,990
                                                                      ==========

Shares of capital stock of the Fund sold and redeemed:
     Shares sold .............................................         1,451,269
     Shares reinvested........................................            87,885
     Shares redeemed..........................................         (189,535)
                                                                       ---------
   NET INCREASE IN NUMBER
     OF SHARES OUTSTANDING ...................................         1,349,619
                                                                      ==========


The accompanying notes are an integral part of these financial statements.

SMT FUND
--------
FINANCIAL HIGHLIGHTS
--------------------


                                                                     Year
                                                                     Ended
                                                                    May 31,
                                                                     1999

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................     $ 10.00
from investment
     Operations:
     Net investment income ...................................       (0.22)
     Net realized and unrealized
          gain (loss) on investments..........................        3.44
                                                                      ----
     Total from investment income ............................        3.22
Less distributions:
     Dividends from realized gains............................       (0.97)
     Dividend from net investment income......................        0.00
                                                                      ----
Total distribution ...........................................       (0.97)

Net asset value at end of period .............................    $  12.25
                                                                    ======

TOTAL RETURN (a)..............................................       33.14%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period................................  $16,529,990

 Ratio of expenses to average net assets:
     Before reimbursement of expenses by Adviser (b)..........        5.06%
     After reimbursement of expenses by Adviser (b)...........        4.99%

Ratio of net investment income to average net assets:
     Before reimbursement of expenses by Adviser (b)..........       (2.01%)
     After reimbursement of expenses by Adviser (b)...........       (1.94%)


     Portfolio turnover ......................................   10,710.86%



(a)  For the period June 5, 1998 (commencement of operations) to May 31, 1999.
(b)  Annualized.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Note 1 - General

The SMT Fund (the "Fund") was organized as a series of Securities Management & Timing Funds, an Ohio business trust (the"Trust") on February 20, 1998. The SMT Fund is a diversified, open-end mutual fund whose investment objective is to provide long term capital appreciation. The Fund seeks to achieve this objective by following a market timing strategy which is based on a proprietary investment model developed by Securities Management & Timing, Inc., the Fund's adviser. The Fund attempts to be "in the market" (invested in a broad range of common stocks) when the market is rising and "out of the market" (invested in money market instruments) when the market is declining.

The Adviser's market timing strategy uses a proprietary, computer-driven technical model that generates buy and sell signals. When the technical indicators in the model generate a buy signal, the Fund will substantially invest in a broad range of high quality stocks selected by the Adviser. When the indicator generates a sell signal, the stocks will be sold and the proceeds invested in money market instruments.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)   Security Valuations

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

         B)   Securities Transactions and Related Income

Securities transactions are recorded on a trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C)   Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)   Federal Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)   Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs.
At May 31, 1999, the unamortized balance was $35,212.

         F)   Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Securities Management & Timing, Inc., (the "Adviser") to manage the Fund's investments. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 4.95% of its average daily net assets, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage, taxes, interest and extraordinary expenses) exceeds 4.99%. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses on non-interested persons trustees and extraordinary expenses. At May 31, 1999 the Adviser has earned $539,107. At May 31, 1999 the Adviser's reimbursement to the Fund was $7,131. The officers of the Adviser are also officers, directors, and shareholders of the Fund.

The Fund retains Unified Fund Services, Inc., (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Unified Fund Services, Inc. (the Transfer Agent) to serve as transfer agent, dividend paying agent and shareholder service agent. For its services as Administrator, Unified Fund Services, Inc. receives a monthly fee from the Adviser equal to an annual average rate of 0.08% of the Fund's average daily net assets, subject to an annual minimum fee of $17,500. The Fund retains Unified Management Corporation, (the"Distributor") to act as the principal distributor of the Fund's shares. The services of the Administrator, Transfer Agent, and Distributor are operating expenses paid by the Adviser.

Note 4- Securities Transactions

For the period ended May 31, 1999, purchases and sales proceeds from investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
The SMT Fund                          $ 328,443,626     $ 315,612,723

Note 5- Unrealized Appreciation (Depreciation)

At May 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation(the excess of tax cost over value) was as follows:

                                                                  Net Appreciation
      Fund                    Appreciation             Depreciation             (Depreciation)
      ------------            ------------             ------------             --------------
      SMT Fund                   $ 91,405             $   (33,259)              $   58,146


Note 6- Reclassification of Capital Accounts

In accordance with AICPA Statement of Position 93-2, the components of nets assets of the Fund have been reclassified to the extent that the net investment loss of ($211,439) sustained during the period ended May 31, 1999, which represents a permanent difference for income tax purposes, has been reclassified as a decrease in accumulated undistributed net realized gain on investments.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
The SMT Fund

We have audited the accompanying statement of assets and liabilities of the SMT Fund, including the schedule of portfolio investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and financial highlights for the period from June 5, 1998 (commencement of operations) to May 31, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of May 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SMT Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the period from June 5, 1998 (commencement of operations) to May 31, 1999 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
June 22, 1999

Year 2000 Issue: (Unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from January 1, 2000. This is commonly known as the "Year 2000 Issue". The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and have obtained reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 issue will not affect the companies in which the Fund invests or worldwide markets and economies.